Related Party Transactions	6 Months Ended
Jun. 30, 2014
Related Party Transactions

4. Related Party Transactions

Note Receivable

On December 31, 2011, the Company loaned Aramark $16.0 million and entered into a note receivable with an interest rate of 3.4% per annum. The note was paid in full along with the accumulated accrued interest in January 2012. Additionally during 2012, the Company made short-term advances to Aramark, which were also repaid in 2012.

Due to Related Party

During 2012 and 2013, the Company had a cash management program with Aramark whereby all payroll and related costs were funded by Aramark and all cumulative excess cash balances were deposited with Aramark. At December 31, 2012 the balance due to Aramark was $0.2 million. The program was terminated during 2013 and no balance was due as of December 31, 2013.

Corporate Service Agreement

The Company had an arrangement with Aramark pursuant to which the latter would provide support for certain corporate, accounting, information technology and other administrative services. Total expenses under this arrangement for the years ended December 31, 2011, 2012, and 2013 were $0.6 million, $0.4 million, and $0.1 million, respectively. The arrangement was terminated in 2013.